Exibit 24
POWER OF ATTORNEY

      Know all by these presents,
that the undersigned
 hereby constitutes and appoints
each of Lewis G. Schwartz,
Lisa Nadler,
 Kevin Feeney
 and Clare Kretzman, signing
singly, the undersigned's true
and lawful
 attorney-in-fact to:

(1)	Execute for and on behalf of
the undersigned,
 in the undersigned's capacity as an
Executive Officer
 and/or Director of Gartner, Inc.
(the "Company"), Forms 3, 4 and 5 in
accordance with
Section 16(a) of the Securities
Exchange Act of
 1934 and the rules thereunder;

(2)	Do and perform any and
all acts
 for and
on behalf of the undersigned
which may
be necessary or
 desirable to complete and
execute any such
Form 3, 4 or 5 and timely
file such form with
 the United States Securities
and Exchange Commission and any
stock exchange or
similar authority;
and

(3)	Take any other action of any
 type whatsoever
 in connection with the
foregoing which, in the opinion of such
attorney-in-fact,may be of benefit
to, in the best interest of, or legally
 required by,
 the undersigned, it being
understood that the documents executed
by such
 attorney-in-fact on behalf
of the undersigned pursuant to this
Power of
Attorney shall be in such
form and shall contain such terms and
conditions
 as such attorney-in-fact
may approve in such attorney-in-fact's
discretion.


The undersigned hereby grants
 to each such
attorney-in-factfull power and
 authority to do and
 perform any and every act and
thing whatsoever
requisite, necessary
or proper to be done in the
 exercise of any of the
rights and powers herein granted,
as
fully to all intents and purposes
as the undersigned
 might or could do if personally
present, with full power of
substitution or revocation,
 hereby ratifying and confirming
all
that such attorney-in-fact, or
such attorney-in-fact's
 substitute or substitutes,
shall
lawfully do or cause to be done
by virtue of this
power of attorney and
the rights and
powers herein granted.
 The undersigned acknowledges
 that the foregoing attorneys-in-
fact, in serving in such capacity
at the request
of the undersigned, are not
assuming, nor is
the Company assuming, any of
 the undersigned's
 responsibilities to comply
with Section
16 of the Securities
Exchange Act of 1934.

	This Power of Attorney
shall remain in
 full force and effect until the
undersigned
is no longer required to file
Forms 3, 4 and 5
 with respect to the
undersigned's holdings
of and transactions in
securities issued by
the Company, unless
earlier revoked by the

undersigned in a signed
writing delivered
to the foregoing
attorneys-in-fact.

	IN WITNESS WHEREOF,
 the undersigned
has caused this Power of
Attorney to
be executed as of this
 8 day of __August__, 2006.

________/s/ Eugene Hall_______
	Signature

______ Eugene Hall_____________
	Print Name
323703 v.02